UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-10487

Hotchkis and Wiley Funds
(Exact name of registrant as specified in charter)

725 S. Figueroa Street, 39th Floor Los Angeles, California			90071
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez Hotchkis and Wiley Capital Management, LLC 725 S. Figueroa Street, 39th Floor Los Angeles, California 90071
(Name and address of agent for service)

Copies to: Julie Allecta, Esq. Paul, Hastings, Janofsky & Walker, LLP 55 Second Street, Twenty-Fourth Floor San Francisco, California 94105
(Counsel for the Registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2007

Date of reporting period:	July 1, 2006 – June 30, 2007

Item 1 – Report to Shareholder

Core Value Fund
  Large Cap Value Fund
    Mid-Cap Value Fund
      Small Cap Value Fund
        All Cap Value Fund

HOTCHKIS AND WILEY FUNDS

JUNE 30, 2007

ANNUAL REPORT

TABLE OF CONTENTS

SHAREHOLDER LETTER	3

FUND PERFORMANCE DATA	5

SCHEDULE OF INVESTMENTS:

CORE VALUE FUND	11

LARGE CAP VALUE FUND	13

MID-CAP VALUE FUND	15

SMALL CAP VALUE FUND	17

ALL CAP VALUE FUND	19

STATEMENTS OF ASSETS AND LIABILITIES	20

STATEMENTS OF OPERATIONS	21

STATEMENTS OF CHANGES IN NET ASSETS	22

FINANCIAL HIGHLIGHTS	24

NOTES TO THE FINANCIAL STATEMENTS	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

FUND EXPENSE EXAMPLES	33

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	34

RESULTS OF SHAREHOLDERS MEETINGS	37

DEAR SHAREHOLDER:

We are pleased to present you with this annual report for the Hotchkis and Wiley Funds. The following investment review and annual report relates to the activities of the Funds for the one year ended June 30, 2007.

OVERVIEW

US equity markets delivered strong absolute returns as most of the major equity indices gained 16% to 23% during the year ended June 30, 2007. The strong performance was spread across market caps as the small cap Russell 2000 Index gained 16.05%, the large cap Russell 1000 Index rose 20.43% and the Russell Midcap Index surged 22.09%. Style was not a significant factor during the period. Similarly, sector selection was not a significant factor; all 10 economic sectors posted double-digit gains with the telecommunications, materials and energy sectors leading the advance. During the last fiscal year, the Fed increased interest rates in an effort to fight inflation. The impact of higher interest rates put pressure on consumer stocks and led to a sell off in REITs. In this market environment, shares of homebuilders retraced earlier gains as investors expect the industry downturn to deepen and the recovery to be delayed. Currently, the largest homebuilders' price to equity book value is about 1.0x which represents a 70% discount to the market — a relative valuation only observed two other times during the last 20 years. We continue to maintain our exposure to the group as they offer an attractive value based on their long term normal earnings power. In other cyclical sectors such as energy, materials and industrials, returns led the benchmarks as high commodity prices appear to have had a modest impact on global economic expansion. Although we have been noticeably underweight in energy stocks in recent years, our security selection within the sector benefited the Funds. We continue to seek opportunities within the energy sector that are attractively valued.

HOTCHKIS AND WILEY CORE VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns of 21.80%, 21.57%, and 20.77%, respectively, compared to the S&P 500 Index return of 20.59% and the style-specific Russell 1000 Value Index return of 21.87%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 6 of this report to shareholders.)

Detractors from performance included negative stock selection within the consumer discretionary sector as homebuilders Centex, Pulte Homes and Lennar posted double-digit losses. Strong stock selection within the information technology sector, led by credit card network provider MasterCard and software manufacturer CA contributed to the portfolio's performance. Other positive contributors included utility operators Exelon and FPL Group.

HOTCHKIS AND WILEY LARGE CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns of 19.63%, 19.35%, 18.62%, and 19.06%, respectively, compared to the S&P 500 Index return of 20.59% and the style-specific Russell 1000 Value Index return of 21.87%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 7 of this report to shareholders.)

Relative weakness versus the value benchmark was primarily due to negative stock selection within the consumer discretionary sector as homebuilders Lennar and Centex posted double-digit losses. Our underweight within the well-performing telecommunications sector also detracted from performance. Strong relative performance from software manufacturers CA and BMC Software as well as utilities operators Exelon and FPL Group helped offset the negative impact of our consumer discretionary holdings. Other positive contributors included insurer Unum Group and industrial conglomerate Tyco International.

HOTCHKIS AND WILEY MID-CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns of 21.87%, 21.56%, 20.88%, and 21.27%, respectively, compared to the Russell Midcap Index return of 20.83% and the Russell Midcap Value Index return of 22.09%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 8 of this report to shareholders.)

Relative strength versus the value benchmark was primarily due to stock selection within the information technology and materials sectors. Within the information technology sector, credit card services provider MasterCard and software manufacturer CA led the advance. Within the materials sector, chemicals manufacturers Agrium and Mosaic helped performance. Other positive contributors included media conglomerate Dow Jones & Co. Dow Jones' stock price surged during the period, largely after receiving a $60 per share bid from News Corp. in May. Detractors from performance included negative stock selection within the consumer discretionary sector as homebuilders Centex, Pulte Homes and Beazer Homes USA posted double-digit losses. Mortgage REIT American Home Mortgage Investment and insurer Conseco also lagged and detracted from performance.

HOTCHKIS AND WILEY SMALL CAP VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns of 14.32%, 14.03%, and 13.65%, respectively, compared to the Russell 2000 Index return of 16.43% and the Russell 2000 Value Index return of 16.05%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 9 of this report to shareholders.)

Relative weakness versus the value benchmark was concentrated in the consumer discretionary sector and to a lesser degree, within the energy sector. Within the consumer discretionary sector, homebuilders Beazer Homes USA, Comstock Homebuilding, and California Coastal Communities as well as furniture manufacturer Furniture Brands International were sources of negative performance. Within the energy sector, coal producers Foundation Coal Holdings and Alpha Natural Resources posted losses which also detracted from performance. Strong stock selection within the materials sector, led by chemicals manufacturers CF Industries, Agrium, and Lubrizol, as well as an underweight within the well-performing financials sector, helped offset the negative impact of our consumer discretionary stocks.

HOTCHKIS AND WILEY ALL CAP VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns of 20.82%, 20.56%, and 19.85%, respectively, compared to the S&P 500

Index return of 20.59% and the Russell 3000 Value Index return of 21.33%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 10 of this report to shareholders.)

Relative weakness versus the value benchmark was concentrated in a number of stocks including homebuilders Lennar and M.D.C. Holdings as well as REIT Fieldstone Investment. Strong relative performance from our information technology holdings, software manufacturer CA, credit card network provider MasterCard and IT services provider Electronic Data Systems were leading contributors to performance.

We appreciate your continued support of the Hotchkis and Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Portfolio Manager	Sheldon Lieberman Portfolio Manager

Patty McKenna Portfolio Manager	James Miles Portfolio Manager	Stan Majcher Portfolio Manager

David Green Portfolio Manager	Scott McBride Portfolio Manager	Judd Peters Portfolio Manager

The above reflects opinions of portfolio managers as of June 30, 2007. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2007. Past performance does not guarantee future results. Indexes do not incur expenses or sales loads and are not available for investment. Price to Book ratio (P/B) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the book value; this is also referred to as multiples.

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Core Value Fund, Small Cap Value Fund and All Cap Value Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. The Core Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and All Cap Value Fund are closed to new investors, except as described in the prospectuses.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are available only to certain retirement plans.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com or by calling 1-866-HW-FUNDS.

Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Funds' investment advisor pays annual operating expenses of the Funds' Class I, Class A, Class C and Class R shares over certain levels. If the investment advisor did not pay such expenses during certain periods, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid by each class of shares will vary because of the different levels of distribution and service fees, if any, applicable to each class, which are deducted from the income available to be paid to shareholders. Performance of all Funds except the Core Value Fund and All Cap Value Fund includes that of predecessor funds.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Small Cap Value Fund, Mid-Cap Value Fund and All Cap Value Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The All Cap Value Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investment in major stocks in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book values and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, is a stock market index comprised of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Fund Performance Data

CORE VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2007	1 Year	Since 8/30/04*
Class I
Average annual total return	21.80%	17.52%
Class A
Average annual total return (with sales charge)	15.18%	15.05%
Average annual total return (without sales charge)	21.57%	17.24%
Class C
Average annual total return (with CDSC)	19.77%	16.39%
Average annual total return (without CDSC)	20.77%	16.39%
S&P 500 Index††
Average annual total return	20.59%	13.76%
Russell 1000 Index††
Average annual total return	20.43%	14.54%
Russell 1000 Value Index††
Average annual total return	21.87%	17.21%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 5.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2007	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	19.63%	15.25%	10.92%	11.57%
Class A
Average annual total return (with sales charge)	13.09%	13.74%	10.12%	11.04%
Average annual total return (without sales charge)	19.35%	14.98%	10.72%	11.34%
Class C
Average annual total return (with CDSC)	17.62%	14.17%	9.86%	10.47%
Average annual total return (without CDSC)	18.62%	14.17%	9.86%	10.47%
Class R
Average annual total return	19.06%	14.80%	10.43%	11.04%
S&P 500 Index††
Average annual total return	20.59%	10.71%	7.13%	10.77%
Russell 1000 Index††
Average annual total return	20.43%	11.33%	7.55%	10.89%
Russell 1000 Value Index††
Average annual total return	21.87%	13.31%	9.87%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 5.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2007	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	21.87%	19.15%	17.05%	17.91%
Class A
Average annual total return (with sales charge)	15.19%	17.59%	16.14%	17.03%
Average annual total return (without sales charge)	21.56%	18.86%	16.77%	17.64%
Class C
Average annual total return (with CDSC)	19.88%	18.01%	15.91%	16.75%
Average annual total return (without CDSC)	20.88%	18.01%	15.91%	16.75%
Class R
Average annual total return	21.27%	18.90%	16.64%	17.49%
Russell Midcap Index††
Average annual total return	20.83%	16.39%	11.86%	12.67%
Russell Midcap Value Index††
Average annual total return	22.09%	17.17%	13.06%	13.98%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell Midcap Index.

†† See index descriptions on page 5.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2007	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	14.32%	18.40%	14.05%	13.95%
Class A
Average annual total return (with sales charge)	8.04%	16.87%	13.36%	13.43%
Average annual total return (without sales charge)	14.03%	18.14%	13.97%	13.71%
Class C
Average annual total return (with CDSC)	12.65%	17.33%	13.00%	12.87%
Average annual total return (without CDSC)	13.65%	17.33%	13.00%	12.87%
Russell 2000 Index††
Average annual total return	16.43%	13.88%	9.06%	11.27%
Russell 2000 Value Index††
Average annual total return	16.05%	14.62%	12.14%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations less than $3 billion.

†† See index descriptions on page 5.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

ALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2007	1 Year	Since 12/31/02*
Class I
Average annual total return	20.82%	22.25%
Class A
Average annual total return (with sales charge)	14.26%	20.72%
Average annual total return (without sales charge)	20.56%	22.16%
Class C
Average annual total return (with CDSC)	18.85%	21.08%
Average annual total return (without CDSC)	19.85%	21.08%
S&P 500 Index††
Average annual total return	20.59%	14.70%
Russell 3000 Index††
Average annual total return	20.07%	15.73%
Russell 3000 Value Index††
Average annual total return	21.33%	18.24%

Returns shown for Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies.

†† See index descriptions on page 5.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2007

Hotchkis and Wiley Core Value Fund

Largest Equity Holdings	Percent of net assets
CA, Inc.	4.97%
Tyco International Limited	4.86%
Exelon Corporation	4.57%
Electronic Data Systems Corporation	3.98%
Microsoft Corporation	3.81%
Centex Corporation	3.30%
The Travelers Companies, Inc.	3.29%
JPMorgan Chase & Company	3.28%
Wal-Mart Stores, Inc.	3.02%
Northrop Grumman Corporation	2.99%

COMMON STOCKS — 95.10%	Shares Held	Value
CONSUMER DISCRETIONARY — 19.23% Auto Components — 1.08%
Magna International, Inc.	301,800	$27,460,782
Hotels, Restaurants & Leisure — 2.43%
Harrah's Entertainment, Inc.	134,800	11,493,048
McDonald's Corporation	26,300	1,334,988
Wyndham Worldwide Corporation (a)	681,880	24,724,969
Yum! Brands, Inc.	745,800	24,402,576
		61,955,581
Household Durables — 7.10%
Centex Corporation	2,095,000	84,009,500
Lennar Corporation — Class A	1,224,600	44,771,376
Pulte Homes, Inc.	2,313,000	51,926,850
		180,707,726
Media — 4.07%
Idearc, Inc.	683,400	24,144,522
Interpublic Group of Companies, Inc. (a)	3,324,400	37,898,160
R.H. Donnelley Corporation (a)	546,200	41,391,036
		103,433,718
Specialty Retail — 4.55%
The Gap, Inc.	2,152,400	41,110,840
Home Depot, Inc.	1,896,100	74,611,535
		115,722,375
TOTAL CONSUMER DISCRETIONARY		489,280,182
CONSUMER STAPLES — 5.85% Food & Staples Retailing — 3.95%
Safeway, Inc.	695,700	23,674,671
Wal-Mart Stores, Inc.	1,597,600	76,860,536
		100,535,207

	Shares Held	Value
Food Products — 0.40%
Kraft Foods, Inc.	189,668	$6,685,797
Unilever PLC — ADR	105,600	3,406,656
		10,092,453
Tobacco — 1.50%
Altria Group, Inc.	542,300	38,036,922
TOTAL CONSUMER STAPLES		148,664,582
ENERGY — 3.64% Oil, Gas & Consumable Fuels — 3.64%
Petro-Canada	162,300	8,627,868
Royal Dutch Shell PLC — Class B — ADR	687,300	57,286,455
Sunoco, Inc.	334,900	26,684,832
		92,599,155
TOTAL ENERGY		92,599,155
FINANCIALS — 26.12% Commercial Banks — 1.89%
Comerica, Inc.	412,100	24,507,587
KeyCorp	340,200	11,679,066
UnionBanCal Corporation	200,400	11,963,880
		48,150,533
Diversified Financial Services — 4.91%
Bank of America Corporation	849,722	41,542,908
JPMorgan Chase & Company	1,720,300	83,348,535
		124,891,443

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2007

Hotchkis and Wiley Core Value Fund

	Shares Held	Value
Insurance — 13.98%
Assurant, Inc.	205,300	$12,096,276
Conseco, Inc. (a)	941,200	19,661,668
Genworth Financial, Inc.	2,083,600	71,675,840
Hartford Financial Services Group, Inc.	117,700	11,594,627
MetLife, Inc.	903,300	58,244,784
Prudential Financial, Inc.	123,000	11,959,290
The Travelers Companies, Inc.	1,562,200	83,577,700
Unum Group	1,844,100	48,149,451
XL Capital Limited	459,100	38,697,539
		355,657,175
Real Estate Management & Development — 1.59%
The St. Joe Company	869,200	40,278,728
Thrifts & Mortgage Finance — 3.75%
Freddie Mac	1,063,700	64,566,590
Washington Mutual, Inc.	723,100	30,832,984
		95,399,574
TOTAL FINANCIALS		664,377,453
HEALTH CARE — 4.71% Health Care Providers & Services — 0.91%
Tenet Healthcare Corporation (a)	3,557,800	23,161,278
Pharmaceuticals — 3.80%
Eli Lilly & Company	832,800	46,536,864
Schering-Plough Corporation	1,646,200	50,110,328
		96,647,192
TOTAL HEALTH CARE		119,808,470
INDUSTRIALS — 10.47% Aerospace & Defense — 3.98%
Empresa Brasileira de Aeronautica SA — ADR	522,100	25,170,441
Northrop Grumman Corporation	975,900	75,993,333
		101,163,774
Industrial Conglomerates — 4.86%
Tyco International Limited	3,663,200	123,779,528
Machinery — 1.62%
Flowserve Corporation	574,700	41,148,520
Road & Rail — 0.01%
Avis Budget Group, Inc. (a)	8,630	245,351
TOTAL INDUSTRIALS		266,337,173
INFORMATION TECHNOLOGY — 16.58% IT Services — 5.62%
Electronic Data Systems Corporation	3,651,100	101,245,003
First Data Corporation	1,271,100	41,526,837
		142,771,840

	Shares Held	Value
Software — 10.96%
BMC Software, Inc. (a)	558,500	$16,922,550
CA, Inc.	4,896,806	126,484,499
Microsoft Corporation	3,290,400	96,968,088
Oracle Corporation (a)	1,952,700	38,487,717
		278,862,854
TOTAL INFORMATION TECHNOLOGY		421,634,694
MATERIALS — 2.15% Metals & Mining — 1.55%
Alcoa, Inc.	976,500	39,577,545
Paper & Forest Products — 0.60%
Weyerhaeuser Company	192,800	15,217,704
TOTAL MATERIALS		54,795,249
UTILITIES — 6.35% Electric Utilities — 6.35%
Entergy Corporation	26,300	2,823,305
Exelon Corporation	1,599,900	116,152,740
FPL Group, Inc.	751,400	42,634,436
		161,610,481
TOTAL UTILITIES		161,610,481
Total investments — 95.10% (Cost $2,244,312,021)		2,419,107,439
Time deposit* — 4.09%		104,149,243
Other assets in excess of liabilities — 0.81%		20,542,080
Net assets — 100.00%		$2,543,798,762

(a) — Non-income producing security.

ADR — American Depository Receipt.

* — Time deposit bears interest at 4.68% and matures on 7/2/2007. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2007

Hotchkis and Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
CA, Inc.	5.07%
Exelon Corporation	4.99%
Tyco International Limited	4.93%
Electronic Data Systems Corporation	4.54%
Lennar Corporation - Class A and B	4.48%
Microsoft Corporation	4.14%
Wal-Mart Stores, Inc.	3.63%
Eastman Chemical Company	3.59%
JPMorgan Chase & Company	3.41%
Northrop Grumman Corporation	3.16%

COMMON STOCKS — 98.96%	Shares Held	Value
CONSUMER DISCRETIONARY — 19.97% Auto Components — 1.20%
Magna International, Inc.	829,700	$75,494,403
Hotels, Restaurants & Leisure — 2.27%
Wyndham Worldwide Corporation (a)	1,605,459	58,213,944
Yum! Brands, Inc.	2,576,000	84,286,720
		142,500,664
Household Durables — 6.12%
Centex Corporation	2,557,400	102,551,740
Lennar Corporation — Class A	5,462,600	199,712,656
Lennar Corporation — Class B	2,336,820	82,162,591
		384,426,987
Media — 2.82%
Idearc, Inc.	5,014,400	177,158,752
Specialty Retail — 5.83%
AutoNation, Inc. (a)	2,963,500	66,500,940
The Gap, Inc.	5,499,100	105,032,810
Home Depot, Inc.	4,959,000	195,136,650
		366,670,400
Textiles, Apparel & Luxury Goods — 1.73%
Jones Apparel Group, Inc.	3,850,300	108,770,975
TOTAL CONSUMER DISCRETIONARY		1,255,022,181
CONSUMER STAPLES — 5.48% Food & Staples Retailing — 3.63%
Wal-Mart Stores, Inc.	4,739,100	227,998,101
Food Products — 0.32%
Kraft Foods, Inc.	570,642	20,115,130
Unilever PLC — ADR	9,579	309,019
		20,424,149
Tobacco — 1.53%
Altria Group, Inc.	1,370,700	96,140,898
TOTAL CONSUMER STAPLES		344,563,148

	Shares Held	Value
ENERGY — 3.93% Oil, Gas & Consumable Fuels — 3.93%
Royal Dutch Shell PLC — Class B — ADR	1,849,200	$154,130,820
Sunoco, Inc.	1,167,100	92,994,528
		247,125,348
TOTAL ENERGY		247,125,348
FINANCIALS — 26.07% Commercial Banks — 1.98%
Comerica, Inc.	1,042,000	61,967,740
UnionBanCal Corporation	1,043,500	62,296,950
		124,264,690
Diversified Financial Services — 5.02%
Bank of America Corporation	2,073,733	101,384,806
JPMorgan Chase & Company	4,426,600	214,468,770
		315,853,576
Insurance — 15.08%
Genworth Financial, Inc.	5,415,100	186,279,440
The Hanover Insurance Group, Inc.	1,724,200	84,123,718
MetLife, Inc.	2,990,000	192,795,200
The Travelers Companies, Inc.	2,969,100	158,846,850
Unum Group	7,505,700	195,973,827
XL Capital Limited	1,538,300	129,663,307
		947,682,342
Thrifts & Mortgage Finance — 3.99%
Freddie Mac	2,946,900	178,876,830
Washington Mutual, Inc.	1,686,600	71,916,624
		250,793,454
TOTAL FINANCIALS		1,638,594,062
HEALTH CARE — 4.45% Health Care Providers & Services — 1.48%
Tenet Healthcare Corporation (a)	14,301,300	93,101,463

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2007

Hotchkis and Wiley Large Cap Value Fund

	Shares Held	Value
Pharmaceuticals — 2.97%
Eli Lilly & Company	3,340,500	$186,667,140
TOTAL HEALTH CARE		279,768,603
INDUSTRIALS — 8.45% Aerospace & Defense — 3.16%
Northrop Grumman Corporation	2,552,100	198,732,027
Industrial Conglomerates — 4.93%
Tyco International Limited	9,177,600	310,111,104
Machinery — 0.10%
SPX Corporation	70,700	6,208,167
Road & Rail — 0.26%
Avis Budget Group, Inc. (a)	567,480	16,133,456
TOTAL INDUSTRIALS		531,184,754
INFORMATION TECHNOLOGY — 17.49% IT Services — 6.57%
Electronic Data Systems Corporation	10,291,600	285,386,068
First Data Corporation	3,904,800	127,569,816
		412,955,884
Software — 10.92%
BMC Software, Inc. (a)	3,555,800	107,740,740
CA, Inc.	12,330,141	318,487,542
Microsoft Corporation	8,837,000	260,426,390
		686,654,672
TOTAL INFORMATION TECHNOLOGY		1,099,610,556
MATERIALS — 5.79% Chemicals — 3.59%
Eastman Chemical Company	3,512,000	225,926,960
Metals & Mining — 1.58%
Alcoa, Inc.	2,454,048	99,462,566
Paper & Forest Products — 0.62%
Weyerhaeuser Company	490,600	38,723,058
TOTAL MATERIALS		364,112,584

	Shares Held	Value
UTILITIES — 7.33% Electric Utilities — 7.33%
Entergy Corporation	59,600	$6,398,060
Exelon Corporation	4,318,200	313,501,320
FPL Group, Inc.	2,485,300	141,015,922
		460,915,302
TOTAL UTILITIES		460,915,302
Total investments — 98.96% (Cost $5,489,048,318)		6,220,896,538
Time deposit* — 0.61%		38,302,815
Other assets in excess of liabilities — 0.43%		27,041,911
Net assets — 100.00%		$6,286,241,264

(a) — Non-income producing security.

ADR — American Depository Receipt.

* — Time deposit bears interest at 4.68% and matures on 7/2/2007. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2007

Hotchkis and Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
CA, Inc.	5.01%
Electronic Data Systems Corporation	4.50%
Eastman Chemical Company	3.50%
Unum Group	3.47%
Flowserve Corporation	3.30%
Conseco, Inc.	3.11%
Interpublic Group of Companies, Inc.	3.02%
Comerica, Inc.	2.94%
Pulte Homes, Inc.	2.85%
Genworth Financial, Inc.	2.84%

COMMON STOCKS — 98.85%	Shares Held	Value
CONSUMER DISCRETIONARY — 30.67% Auto Components — 1.71%
Magna International, Inc.	962,100	$87,541,479
Hotels, Restaurants & Leisure — 2.51%
Harrah's Entertainment, Inc.	710,300	60,560,178
Yum! Brands, Inc.	2,075,200	67,900,544
		128,460,722
Household Durables — 7.30%
Beazer Homes USA, Inc.	342,400	8,447,008
Centex Corporation	3,333,400	133,669,340
Furniture Brands International, Inc.	1,255,600	17,829,520
Pulte Homes, Inc.	6,494,900	145,810,505
Toll Brothers, Inc. (a)	2,701,300	67,478,474
		373,234,847
Media — 8.60%
Citadel Broadcasting Corporation	4,187,100	27,006,795
Dow Jones & Company, Inc.	1,099,000	63,137,550
Idearc, Inc.	699,500	24,713,335
Interpublic Group of Companies, Inc. (a)	13,550,900	154,480,260
R.H. Donnelley Corporation (a)	1,689,966	128,065,623
Valassis Communications, Inc. (a) (b)	2,456,500	42,227,235
		439,630,798
Specialty Retail — 7.36%
AutoNation, Inc. (a)	3,437,300	77,133,012
Foot Locker, Inc.	4,174,400	91,001,920
The Gap, Inc.	2,760,100	52,717,910
Limited Brands, Inc.	1,997,600	54,834,120
Rent-A-Center, Inc. (a) (b)	3,820,300	100,206,469
		375,893,431

	Shares Held	Value
Textiles, Apparel & Luxury Goods — 3.19%
Jones Apparel Group, Inc.	4,693,500	$132,591,375
Liz Claiborne, Inc.	815,600	30,421,880
		163,013,255
TOTAL CONSUMER DISCRETIONARY		1,567,774,532
CONSUMER STAPLES — 2.78% Food & Staples Retailing — 2.78%
BJ's Wholesale Club, Inc. (a)	2,671,500	96,254,145
Safeway, Inc.	1,340,100	45,603,603
		141,857,748
TOTAL CONSUMER STAPLES		141,857,748
ENERGY — 1.89% Oil, Gas & Consumable Fuels — 1.89%
Sunoco, Inc.	1,214,400	96,763,392
TOTAL ENERGY		96,763,392
FINANCIALS — 25.87% Commercial Banks — 4.97%
Comerica, Inc.	2,529,300	150,417,471
UnionBanCal Corporation	1,738,600	103,794,420
		254,211,891
Insurance — 15.34%
Assurant, Inc.	767,800	45,238,776
CNA Financial Corporation	1,725,724	82,299,778
Conseco, Inc. (a)	7,599,900	158,761,911
Genworth Financial, Inc.	4,220,800	145,195,520
The Hanover Insurance Group, Inc.	1,379,400	67,300,926
Unum Group	6,783,400	177,114,574
XL Capital Limited	1,283,000	108,144,070
		784,055,555

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2007

Hotchkis and Wiley Mid-Cap Value Fund

	Shares Held	Value
Real Estate Investment Trusts — 0.63%
American Home Mortgage Investment Corporation	1,746,700	$32,104,346
Real Estate Management & Development — 4.93%
MI Developments, Inc. (b)	3,420,300	124,635,732
The St. Joe Company	2,748,700	127,374,758
		252,010,490
TOTAL FINANCIALS		1,322,382,282
HEALTH CARE — 1.06% Health Care Providers & Services — 1.06%
Tenet Healthcare Corporation (a)	8,341,400	54,302,514
TOTAL HEALTH CARE		54,302,514
INDUSTRIALS — 12.89% Aerospace & Defense — 1.03%
Empresa Brasileira de Aeronautica SA — ADR	1,090,800	52,587,468
Commercial Services & Supplies — 3.30%
IKON Office Solutions, Inc. (b)	8,708,300	135,936,563
PHH Corporation (a)	1,050,700	32,792,347
		168,728,910
Machinery — 3.30%
Flowserve Corporation	2,356,200	168,703,920
Marine — 1.07%
Alexander & Baldwin, Inc.	1,026,800	54,533,348
Road & Rail — 4.19%
Avis Budget Group, Inc. (a)	2,787,850	79,258,575
Con-way, Inc. (b)	2,680,800	134,683,392
		213,941,967
TOTAL INDUSTRIALS		658,495,613
INFORMATION TECHNOLOGY — 13.97% IT Services — 5.89%
BearingPoint, Inc. (a)	4,124,300	30,148,633
Electronic Data Systems Corporation	8,293,600	229,981,528
Unisys Corporation (a)	4,466,300	40,821,982
		300,952,143
Software — 8.08%
BMC Software, Inc. (a)	2,791,400	84,579,420
CA, Inc.	9,919,044	256,208,907
Novell, Inc. (a)	9,290,800	72,375,332
		413,163,659
TOTAL INFORMATION TECHNOLOGY		714,115,802

	Shares Held	Value
MATERIALS — 6.65% Chemicals — 6.65%
Agrium, Inc.	1,857,600	$81,270,000
Eastman Chemical Company	2,782,500	178,998,225
FMC Corporation	625,800	55,940,262
Lubrizol Corporation	363,800	23,483,290
		339,691,777
TOTAL MATERIALS		339,691,777
UTILITIES — 3.07% Electric Utilities — 3.07%
FPL Group, Inc.	1,832,700	103,987,398
Portland General Electric Company	1,933,300	53,049,752
		157,037,150
TOTAL UTILITIES		157,037,150
Total investments — 98.85% (Cost $4,351,784,912)		5,052,420,810
Time deposit* — 1.04%		52,899,872
Other assets in excess of liabilities — 0.11%		5,620,672
Net assets — 100.00%		$5,110,941,354

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 5 in Notes to the Financial Statements.

ADR — American Depository Receipt.

* — Time deposit bears interest at 4.68% and matures on 7/2/2007. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2007

Hotchkis and Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
The Warnaco Group, Inc.	4.99%
MI Developments, Inc.	4.91%
MDC Holdings, Inc.	4.79%
Valassis Communications, Inc.	3.89%
Flowserve Corporation	3.69%
Lodgian, Inc.	3.57%
IKON Office Solutions, Inc.	3.40%
Kelly Services, Inc.	3.29%
The Hanover Insurance Group, Inc.	3.28%
Westwood One, Inc.	2.94%

COMMON STOCKS — 99.04%	Shares Held	Value
CONSUMER DISCRETIONARY — 33.34% Hotels, Restaurants & Leisure — 3.57%
Lodgian, Inc. (a) (b)	1,573,109	$23,643,828
Household Durables — 12.16%
Beazer Homes USA, Inc.	367,800	9,073,626
Brookfield Homes Corporation	224,664	6,535,476
California Coastal Communities, Inc. (a)	220,500	3,735,270
Furniture Brands International, Inc.	670,100	9,515,420
MDC Holdings, Inc.	655,400	31,695,144
Meritage Homes Corporation (a)	99,800	2,669,650
Russ Berrie & Company, Inc. (a)	191,900	3,575,097
WCI Communities, Inc. (a)	822,200	13,714,296
		80,513,979
Media — 9.09%
Live Nation, Inc. (a)	335,600	7,510,728
R.H. Donnelley Corporation (a)	98,400	7,456,752
Valassis Communications, Inc. (a)	1,498,200	25,754,058
Westwood One, Inc.	2,710,600	19,489,214
		60,210,752
Specialty Retail — 3.53%
Eddie Bauer Holdings, Inc. (a)	332,800	4,276,480
Group 1 Automotive, Inc.	167,300	6,748,882
Rent-A-Center, Inc. (a)	471,000	12,354,330
		23,379,692
Textiles, Apparel & Luxury Goods — 4.99%
The Warnaco Group, Inc. (a)	840,000	33,045,600
TOTAL CONSUMER DISCRETIONARY		220,793,851

	Shares Held	Value
CONSUMER STAPLES — 4.39% Food & Staples Retailing — 4.39%
BJ's Wholesale Club, Inc. (a)	390,700	$14,076,921
Pathmark Stores, Inc. (a)	676,800	8,771,328
Winn-Dixie Stores, Inc. (a)	213,500	6,255,550
		29,103,799
TOTAL CONSUMER STAPLES		29,103,799
ENERGY — 3.00% Oil, Gas & Consumable Fuels — 3.00%
Foundation Coal Holdings, Inc.	326,000	13,248,640
Overseas Shipholding Group, Inc.	81,100	6,601,540
		19,850,180
TOTAL ENERGY		19,850,180
FINANCIALS — 19.96% Insurance — 10.09%
Conseco, Inc. (a)	257,000	5,368,730
Employers Holdings, Inc.	817,100	17,355,204
The Hanover Insurance Group, Inc.	445,100	21,716,429
KMG America Corporation (a)	697,900	3,663,975
PMA Capital Corporation (a)	390,400	4,173,376
Quanta Capital Holdings Limited (a)	487,400	1,169,760
United America Indemnity Limited (a)	536,128	13,333,503
		66,780,977
Real Estate Investment Trusts — 4.36%
Capital Lease Funding, Inc.	1,457,200	15,664,900
Eagle Hospitality Properties Trust, Inc.	402,200	5,292,952
Lexington Realty Trust	380,700	7,918,560
		28,876,412

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2007

Hotchkis and Wiley Small Cap Value Fund

	Shares Held	Value
Real Estate Management & Development — 5.51%
MI Developments, Inc.	892,800	$32,533,632
The St. Joe Company	85,700	3,971,338
		36,504,970
TOTAL FINANCIALS		132,162,359
INDUSTRIALS — 26.78% Aerospace & Defense — 0.22%
EDO Corporation	44,900	1,475,863
Commercial Services & Supplies — 14.75%
Bowne & Company, Inc.	366,000	7,140,660
Hudson Highland Group, Inc. (a)	877,800	18,776,142
IKON Office Solutions, Inc.	1,441,100	22,495,571
Kelly Services, Inc.	792,900	21,773,034
PHH Corporation (a)	568,800	17,752,248
Spherion Corporation (a)	1,037,600	9,743,064
		97,680,719
Machinery — 5.01%
Flowserve Corporation	341,100	24,422,760
Miller Industries, Inc. (a)	349,100	8,762,410
		33,185,170
Marine — 2.49%
Alexander & Baldwin, Inc.	310,600	16,495,966
Road & Rail — 4.31%
Avis Budget Group, Inc. (a)	375,750	10,682,573
Con-way, Inc.	355,700	17,870,368
		28,552,941
TOTAL INDUSTRIALS		177,390,659
INFORMATION TECHNOLOGY — 4.09% IT Services — 2.02%
BearingPoint, Inc. (a)	825,800	6,036,598
Unisys Corporation (a)	804,400	7,352,216
		13,388,814
Software — 2.07%
Agile Software Corporation (a)	509,200	4,104,152
Novell, Inc. (a)	1,227,900	9,565,341
		13,669,493
TOTAL INFORMATION TECHNOLOGY		27,058,307

	Shares Held	Value
MATERIALS — 5.04% Chemicals — 5.04%
Agrium, Inc.	209,000	$9,143,750
Lubrizol Corporation	47,200	3,046,760
Pioneer Companies, Inc. (a)	261,100	8,974,007
Tronox, Inc. — Class A	401,200	5,769,256
Tronox, Inc. — Class B	458,100	6,436,305
		33,370,078
TOTAL MATERIALS		33,370,078
UTILITIES — 2.44% Electric Utilities — 2.44%
Great Plains Energy, Inc.	331,900	9,664,928
Portland General Electric Company	237,800	6,525,232
		16,190,160
TOTAL UTILITIES		16,190,160
Total investments — 99.04% (Cost $528,319,422)		655,919,393
Time deposit* — 0.64%		4,220,764
Other assets in excess of liabilities — 0.32%		2,146,061
Net assets — 100.00%		$662,286,218

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 5 in Notes to the Financial Statements.

* — Time deposit bears interest at 4.68% and matures on 7/2/2007. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2007

Hotchkis and Wiley All Cap Value Fund

Largest Equity Holdings	Percent of net assets
CA, Inc.	8.62%
Electronic Data Systems Corporation	7.34%
MI Developments, Inc.	7.17%
Wal-Mart Stores, Inc.	5.76%
MDC Holdings, Inc.	5.62%
Miller Industries, Inc.	5.56%
Home Depot, Inc.	5.17%
Unum Group	4.83%
Idearc, Inc.	4.79%
Capital Lease Funding, Inc.	4.62%

COMMON STOCKS — 96.44%	Shares Held	Value
CONSUMER DISCRETIONARY — 26.93% Hotels, Restaurants & Leisure — 0.56%
Lodgian, Inc. (a)	58,800	$883,764
Household Durables — 9.48%
Lennar Corporation — Class A	68,100	2,489,736
Lennar Corporation — Class B	15,400	541,464
MDC Holdings, Inc.	181,300	8,767,668
WCI Communities, Inc. (a)	179,300	2,990,724
		14,789,592
Media — 9.49%
Idearc, Inc.	211,600	7,475,828
Valassis Communications, Inc. (a)	226,900	3,900,411
Westwood One, Inc.	476,900	3,428,911
		14,805,150
Specialty Retail — 7.40%
The Gap, Inc.	182,300	3,481,930
Home Depot, Inc.	204,800	8,058,880
		11,540,810
TOTAL CONSUMER DISCRETIONARY		42,019,316
CONSUMER STAPLES — 5.76% Food & Staples Retailing — 5.76%
Wal-Mart Stores, Inc.	186,700	8,982,137
TOTAL CONSUMER STAPLES		8,982,137
FINANCIALS — 25.45% Insurance — 13.66%
The Hanover Insurance Group, Inc.	66,700	3,254,293
The Travelers Companies, Inc.	75,400	4,033,900
Unum Group	288,800	7,540,568
XL Capital Limited	76,900	6,481,901
		21,310,662
Real Estate Investment Trusts — 4.62%
Capital Lease Funding, Inc.	669,900	7,201,425

	Shares Held	Value
Real Estate Management & Development — 7.17%
MI Developments, Inc.	307,200	$11,194,368
TOTAL FINANCIALS		39,706,455
INDUSTRIALS — 14.82% Commercial Services & Supplies — 2.25%
IKON Office Solutions, Inc.	225,100	3,513,811
Industrial Conglomerates — 4.47%
Tyco International Limited	206,500	6,977,635
Machinery — 8.10%
Flowserve Corporation	55,200	3,952,320
Miller Industries, Inc. (a)	345,798	8,679,530
		12,631,850
TOTAL INDUSTRIALS		23,123,296
INFORMATION TECHNOLOGY — 20.18% IT Services — 7.34%
Electronic Data Systems Corporation	412,800	11,446,944
Software — 12.84%
CA, Inc.	520,800	13,452,264
Microsoft Corporation	223,600	6,589,492
		20,041,756
TOTAL INFORMATION TECHNOLOGY		31,488,700
MATERIALS — 3.30% Chemicals — 3.30%
Eastman Chemical Company	79,900	5,139,967
TOTAL MATERIALS		5,139,967
Total investments — 96.44% (Cost $124,968,032)		150,459,871
Time deposit* — 2.25%		3,505,096
Other assets in excess of liabilities — 1.31%		2,043,597
Net assets — 100.00%		$156,008,564

(a) — Non-income producing security.

* — Time deposit bears interest at 4.68% and matures on 7/2/2007. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

JUNE 30, 2007

	Core Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	All Cap Value Fund
Assets:
Investments, at value*
Unaffiliated issuers	$2,419,107,439	$6,220,896,538	$4,514,731,419	$632,275,565	$150,459,871
Affiliated issuers	—	—	537,689,391	23,643,828	—
Time deposit	104,149,243	38,302,815	52,899,872	4,220,764	3,505,096
Dividends and interest receivable	1,552,882	4,225,476	5,949,871	694,969	185,924
Receivable for investments sold	22,099,503	40,158,354	18,045,946	5,148,257	2,694,029
Receivable for Fund shares sold	5,916,622	7,612,108	7,309,597	704,649	23,460
Other assets	30,994	93,133	87,814	27,768	23,677
Total assets	$2,552,856,683	$6,311,288,424	$5,136,713,910	$666,715,800	$156,892,057
Liabilities:
Payable for investments purchased	$3,965,746	$8,739,052	$12,857,797	$2,173,932	$142,042
Payable for Fund shares repurchased	1,763,743	6,810,429	6,195,713	1,547,342	435,465
Payable to Advisor	1,303,098	3,839,490	3,193,078	417,432	100,327
Accrued expenses and other liabilities	2,025,334	5,658,189	3,525,968	290,876	205,659
Total liabilities	9,057,921	25,047,160	25,772,556	4,429,582	883,493
Net assets	$2,543,798,762	$6,286,241,264	$5,110,941,354	$662,286,218	$156,008,564
Net Assets consist of:
Paid in capital	$2,241,299,370	$5,185,577,927	$3,922,495,428	$490,545,547	$121,634,518
Undistributed net investment income	6,166,480	16,777,201	13,884,597	—	—
Undistributed net realized gain on securities	121,537,494	352,037,916	473,925,431	44,140,700	8,882,207
Net unrealized appreciation of securities	174,795,418	731,848,220	700,635,898	127,599,971	25,491,839
Net assets	$2,543,798,762	$6,286,241,264	$5,110,941,354	$662,286,218	$156,008,564
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$1,712,419,498	$2,669,806,878	$3,681,425,751	$526,706,315	$44,410,068
Shares outstanding (unlimited shares $0.001 par value authorized)	112,183,863	100,276,234	115,080,183	10,534,350	2,060,323
Net asset value per share	$15.26	$26.62	$31.99	$50.00	$21.55
Calculation of Net Asset Value Per Share — Class A
Net assets	$670,824,353	$3,060,989,834	$1,150,028,970	$120,896,713	$64,742,771
Shares outstanding (unlimited shares $0.001 par value authorized)	44,102,056	115,461,828	36,220,501	2,411,314	3,004,710
Net asset value per share	$15.21	$26.51	$31.75	$50.14	$21.55
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$16.05	$27.98	$33.51	$52.92	$22.74
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$160,554,911	$452,182,005	$252,319,788	$14,683,190	$46,855,725
Shares outstanding (unlimited shares $0.001 par value authorized)	10,699,365	17,311,935	8,290,876	311,204	2,237,496
Net asset value per share	$15.01	$26.12	$30.43	$47.18	$20.94
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$103,262,547	$27,166,845
Shares outstanding (unlimited shares $0.001 par value authorized)		3,870,471	848,829
Net asset value per share		$26.68	$32.01
*Cost of investments
Unaffiliated issuers	$2,244,312,021	$5,489,048,318	$3,841,332,743	$511,334,643	$124,968,032
Affiliated issuers	—	—	510,452,169	16,984,779	—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2007

	Core Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	All Cap Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$30,600,442	$114,234,735	$53,298,933	$7,280,244	$1,791,173
Affiliated issuers	—	—	8,215,234	—	—
Interest	2,087,243	3,672,313	6,861,152	322,640	138,758
Total income	32,687,685	117,907,048	68,375,319	7,602,884	1,929,931
Expenses:
Advisory fees	14,346,924	44,552,870	35,083,369	5,056,700	1,319,023
Professional fees and expenses	52,211	136,849	113,707	31,978	21,976
Custodian fees and expenses	90,001	216,616	178,070	54,267	22,138
Transfer agent fees and expenses	2,609,027	9,631,685	8,862,683	1,124,151	147,793
Accounting fees and expenses	263,479	848,861	673,474	132,646	64,979
Administration fees and expenses	523,498	1,655,174	1,285,117	185,611	48,502
Trustees' fees and expenses	25,455	104,047	80,285	12,501	3,320
Reports to shareholders	475,043	1,268,244	1,059,965	130,842	34,502
Registration fees	122,400	81,296	76,286	57,078	54,235
Distribution and service fees — Class A	1,623,486	7,564,880	2,838,502	347,769	182,541
Distribution and service fees — Class C	1,654,094	4,670,478	2,500,919	159,742	505,222
Distribution and service fees — Class R	—	483,019	125,728	—	—
Other expenses	51,181	225,982	174,676	32,396	10,228
Total expenses	21,836,799	71,440,001	53,052,781	7,325,681	2,414,459
Less, Distribution and service fees —
Class C waiver (Note 2)	(97,170)	(662,454)	(503,161)	(66,162)	(95,490)
Expense waiver by Advisor (Note 2)	(366,423)	—	—	—	—
Net expenses	21,373,206	70,777,547	52,549,620	7,259,519	2,318,969
Net investment income (loss)	11,314,479	47,129,501	15,825,699	343,365	(389,038)
Realized and Unrealized Gain on Securities:
Net realized gains from sales of
Unaffiliated issuers	150,501,139	447,083,574	495,410,410	45,400,919	10,682,291
Affiliated issuers	—	—	87,105,578	3,598,066	1,225,954
Net change in unrealized appreciation of securities	176,883,741	552,680,159	299,883,961	35,879,929	20,570,797
Net gains on securities	327,384,880	999,763,733	882,399,949	84,878,914	32,479,042
Net Increase in Net Assets Resulting from Operations	$338,699,359	$1,046,893,234	$898,225,648	$85,222,279	$32,090,004
*Net of Foreign Taxes Withheld	$88,755	$137,021	$509,372	$92,582	$27,916

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Core Value Fund		Large Cap Value Fund		Mid-Cap Value Fund
	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006
Operations:
Net investment income (loss)	$11,314,479	$7,568,024	$47,129,501	$61,420,390	$15,825,699	$11,099,829
Net realized gain on securities	150,501,139	6,178,421	447,083,574	209,552,427	582,515,988	468,850,335
Net change in unrealized appreciation (depreciation) of securities	176,883,741	(9,275,353)	552,680,159	(145,033,959)	299,883,961	(165,629,089)
Net increase (decrease) in net assets resulting from operations	338,699,359	4,471,092	1,046,893,234	125,938,858	898,225,648	314,321,075
Dividends and Distributions to Shareholders:
Investment income — net:
Class I	(7,444,390)	(1,037,205)	(26,679,719)	(16,473,329)	(1,662,121)	(11,288,321)
Class A	(2,873,143)	(1,400,556)	(27,716,061)	(23,400,290)	—	(1,632,743)
Class C	—	(115,666)	(963,704)	(1,412,914)	—	—
Class R	—	—	(646,435)	(318,175)	—	(8,976)
Realized gain on securities — net:
Class I	(18,736,527)	(729,022)	(93,733,369)	(39,507,405)	(299,281,858)	(171,445,705)
Class A	(11,331,671)	(1,171,110)	(118,094,581)	(65,331,581)	(107,705,371)	(70,993,730)
Class C	(3,128,681)	(294,199)	(18,354,299)	(12,121,667)	(24,255,979)	(17,026,991)
Class R	—	—	(3,773,796)	(1,145,626)	(2,342,894)	(1,364,768)
Net decrease in net assets resulting from dividends and distributions to shareholders	(43,514,412)	(4,747,758)	(289,961,964)	(159,710,987)	(435,248,223)	(273,761,234)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	647,605,250	1,527,532,445	(120,757,112)	1,466,755,557	416,683,753	550,589,095
Net Assets:
Total increase (decrease) in net assets	942,790,197	1,527,255,779	636,174,158	1,432,983,428	879,661,178	591,148,936
Beginning of year	1,601,008,565	73,752,786	5,650,067,106	4,217,083,678	4,231,280,176	3,640,131,240
End of year	$2,543,798,762	$1,601,008,565	$6,286,241,264	$5,650,067,106	$5,110,941,354	$4,231,280,176
Undistributed net investment income	$6,166,480	$5,169,534	$16,777,201	$27,685,178	$13,884,597	$—

The accompanying notes are an integral part of these financial statements.

	Small Cap Value Fund		All Cap Value Fund
	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006
Operations:
Net investment income (loss)	$343,365	$2,101,835	$(389,038)	$1,641,188
Net realized gain on securities	48,998,985	90,186,330	11,908,245	15,321,556
Net change in unrealized appreciation (depreciation) of securities	35,879,929	(49,998,423)	20,570,797	(17,963,545)
Net increase (decrease) in net assets resulting from operations	85,222,279	42,289,742	32,090,004	(1,000,801)
Dividends and Distributions to Shareholders:
Investment income — net:
Class I	(916,052)	(1,468,525)	—	(806,755)
Class A	(49,668)	(327,127)	—	(1,354,857)
Class C	—	—	—	(355,291)
Class R	—	—	—	—
Realized gain on securities — net:
Class I	(46,202,867)	(71,794,813)	(3,879,290)	(2,032,151)
Class A	(11,978,196)	(30,513,282)	(5,693,281)	(4,046,817)
Class C	(1,456,084)	(3,479,173)	(3,985,927)	(2,377,250)
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(60,602,867)	(107,582,920)	(13,558,498)	(10,973,121)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(121,183,783)	33,787,990	(74,924,632)	(9,564,826)
Net Assets:
Total increase (decrease) in net assets	(96,564,371)	(31,505,188)	(56,393,126)	(21,538,748)
Beginning of year	758,850,589	790,355,777	212,401,690	233,940,438
End of year	$662,286,218	$758,850,589	$156,008,564	$212,401,690
Undistributed net investment income	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Core Value Fund	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total Return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Investment income — net
Class I
Year ended 6/30/2007	$12.85	$0.11	$2.68	$2.79	$(0.11)	$(0.27)	$(0.38)	$15.26	21.80%	$1,712,419	0.95%	0.98%	0.77%
Year ended 6/30/2006	12.28	0.14	0.51	0.65	(0.05)	(0.03)	(0.08)	12.85	5.31	765,092	0.95	0.99	1.08
Period from 8/30/2004[1] to 6/30/2005	10.00	0.08	2.23	2.31	(0.03)	—	(0.03)	12.28	23.16	36,586	0.95[4]	1.30[4]	0.96[4]
Class A
Year ended 6/30/2007	12.80	0.07	2.68	2.75	(0.07)	(0.27)	(0.34)	15.21	21.57	670,824	1.20	1.21	0.49
Year ended 6/30/2006	12.26	0.11	0.50	0.61	(0.04)	(0.03)	(0.07)	12.80	5.01	673,032	1.20	1.23	0.82
Period from 8/30/2004[1] to 6/30/2005	10.00	0.05	2.24	2.29	(0.03)	—	(0.03)	12.26	22.93	21,684	1.20[4]	1.50[4]	0.73[4]
Class C
Year ended 6/30/2007	12.66	(0.03)	2.65	2.62	—	(0.27)	(0.27)	15.01	20.77	160,555	1.90	1.96	(0.21)
Year ended 6/30/2006	12.19	0.01	0.50	0.51	(0.01)	(0.03)	(0.04)	12.66	4.24	162,885	1.95	1.98	0.06
Period from 8/30/2004[1] to 6/30/2005	10.00	0.01	2.20	2.21	(0.02)	—	(0.02)	12.19	22.10	15,483	1.95[4]	2.26[4]	(0.02)[4]

	Year Ended June 30,		Period August 30, 2004[1]
	2007	2006	through June 30, 2005
Portfolio turnover rate	44%	13%	13%

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total Return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Investment income — net
Class I
Year ended 6/30/2007	$23.42	$0.25	$4.25	$4.50	$(0.29)	$(1.01)	$(1.30)	$26.62	19.63%	$2,669,807	0.98%	0.98%	0.98%
Year ended 6/30/2006	23.47	0.33	0.40	0.73	(0.25)	(0.53)	(0.78)	23.42	3.10	2,119,374	0.98	0.98	1.40
Year ended 6/30/2005	20.09	0.17	3.42	3.59	(0.13)	(0.08)	(0.21)	23.47	17.95	1,235,903	0.99	0.99	1.22
Year ended 6/30/2004	15.26	0.10	4.92	5.02	(0.12)	(0.07)	(0.19)	20.09	33.20	200,719	1.03	1.06	0.85
Year ended 6/30/2003	15.99	0.17	0.36	0.53	(0.16)	(1.10)	(1.26)	15.26	4.95	44,077	1.05	1.34	1.32
Class A
Year ended 6/30/2007	23.32	0.19	4.24	4.43	(0.23)	(1.01)	(1.24)	26.51	19.35	3,060,990	1.22	1.22	0.73
Year ended 6/30/2006	23.39	0.27	0.39	0.66	(0.20)	(0.53)	(0.73)	23.32	2.82	2,959,444	1.22	1.22	1.15
Year ended 6/30/2005	20.04	0.15	3.38	3.53	(0.10)	(0.08)	(0.18)	23.39	17.68	2,440,384	1.24	1.24	0.96
Year ended 6/30/2004	15.25	0.11	4.85	4.96	(0.10)	(0.07)	(0.17)	20.04	32.78	311,596	1.28	1.31	0.60
Year ended 6/30/2003	15.98	0.16	0.35	0.51	(0.14)	(1.10)	(1.24)	15.25	4.79	28,704	1.30	1.59	1.07
Class C
Year ended 6/30/2007	22.96	0.03	4.19	4.22	(0.05)	(1.01)	(1.06)	26.12	18.62	452,182	1.83	1.97	0.12
Year ended 6/30/2006	23.07	0.09	0.39	0.48	(0.06)	(0.53)	(0.59)	22.96	2.08	488,480	1.97	1.97	0.40
Year ended 6/30/2005	19.84	0.04	3.29	3.33	(0.02)	(0.08)	(0.10)	23.07	16.80	506,674	1.99	1.99	0.22
Year ended 6/30/2004	15.15	(0.13)	4.93	4.80	(0.04)	(0.07)	(0.11)	19.84	31.83	78,986	2.03	2.06	(0.14)
Year ended 6/30/2003	15.92	(0.16)	0.56	0.40	(0.07)	(1.10)	(1.17)	15.15	4.05	2,408	2.05	2.34	0.32
Class R
Year ended 6/30/2007	23.47	0.12	4.28	4.40	(0.18)	(1.01)	(1.19)	26.68	19.06	103,263	1.48	1.48	0.49
Year ended 6/30/2006	23.56	0.22	0.39	0.61	(0.17)	(0.53)	(0.70)	23.47	2.59	82,770	1.49	1.49	0.92
Year ended 6/30/2005	20.25	0.14	3.36	3.50	(0.11)	(0.08)	(0.19)	23.56	17.35	25,933	1.49	1.49	0.77
Period from 8/30/2003[1] to 6/30/2004	16.26	0.02	3.97	3.99	—	—	—	20.25	24.54	1,665	1.71[4]	1.74[4]	0.53[4]

	Year Ended June 30,
	2007	2006	2005	2004	2003
Portfolio turnover rate	40%	27%	14%	5%	35%

1  Commencement of operations.

2  Effective 7/1/2005, net investment income (loss) per share has been calculated based on average shares outstanding during the period.

3  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total Return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Investment income — net
Class I
Year ended 6/30/2007	$28.91	$0.14	$5.98	$6.12	$(0.02)	$(3.02)	$(3.04)	$31.99	21.87%	$3,681,426	1.02%	1.02%	0.44%
Year ended 6/30/2006	28.55	0.12	2.27	2.39	(0.13)	(1.90)	(2.03)	28.91	8.53	2,873,684	1.01	1.01	0.40
Year ended 6/30/2005	24.53	0.10	4.83	4.93	(0.07)	(0.84)	(0.91)	28.55	20.41	2,244,061	1.03	1.03	0.36
Year ended 6/30/2004	17.64	0.11	7.19	7.30	(0.08)	(0.33)	(0.41)	24.53	41.67	908,242	1.03	1.03	0.50
Year ended 6/30/2003	17.01	0.13	0.89	1.02	(0.05)	(0.34)	(0.39)	17.64	6.46	162,404	1.15	1.22	0.84
Class A
Year ended 6/30/2007	28.77	0.06	5.94	6.00	—	(3.02)	(3.02)	31.75	21.56	1,150,029	1.26	1.26	0.19
Year ended 6/30/2006	28.41	0.05	2.25	2.30	(0.04)	(1.90)	(1.94)	28.77	8.27	1,088,854	1.27	1.27	0.16
Year ended 6/30/2005	24.43	0.04	4.81	4.85	(0.03)	(0.84)	(0.87)	28.41	20.13	1,075,253	1.28	1.28	0.16
Year ended 6/30/2004	17.61	0.06	7.15	7.21	(0.06)	(0.33)	(0.39)	24.43	41.21	755,749	1.28	1.28	0.25
Year ended 6/30/2003	16.99	0.09	0.90	0.99	(0.03)	(0.34)	(0.37)	17.61	6.26	60,159	1.40	1.47	0.60
Class C
Year ended 6/30/2007	27.83	(0.11)	5.73	5.62	—	(3.02)	(3.02)	30.43	20.88	252,320	1.81	2.01	(0.36)
Year ended 6/30/2006	27.70	(0.17)	2.20	2.03	—	(1.90)	(1.90)	27.83	7.46	246,242	2.01	2.01	(0.58)
Year ended 6/30/2005	23.99	(0.15)	4.70	4.55	—	(0.84)	(0.84)	27.70	19.23	252,381	2.03	2.03	(0.58)
Year ended 6/30/2004	17.38	(0.11)	7.05	6.94	—	(0.33)	(0.33)	23.99	40.19	201,360	2.04	2.04	(0.50)
Year ended 6/30/2003	16.87	(0.02)	0.87	0.85	—	(0.34)	(0.34)	17.38	5.40	15,209	2.15	2.22	(0.15)
Class R
Year ended 6/30/2007	29.05	(0.02)	6.00	5.98	—	(3.02)	(3.02)	32.01	21.27	27,167	1.52	1.52	(0.06)
Year ended 6/30/2006	28.71	(0.03)	2.28	2.25	(0.01)	(1.90)	(1.91)	29.05	7.99	22,501	1.51	1.51	(0.10)
Year ended 6/30/2005	24.78	(0.05)	4.89	4.84	(0.07)	(0.84)	(0.91)	28.71	19.83	20,038	1.53	1.53	(0.18)
Period from 8/30/2003[1] to 6/30/2004	19.33	0.02	5.84	5.86	(0.08)	(0.33)	(0.41)	24.78	30.58	4,032	1.72[4]	1.72[4]	(0.10)[4]

	Year Ended June 30,
	2007	2006	2005	2004	2003
Portfolio turnover rate	45%	55%	27%	25%	56%

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total Return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Investment income — net
Class I
Year ended 6/30/2007	$48.13	$0.06	$6.42	$6.48	$(0.09)	$(4.52)	$(4.61)	$50.00	14.32%	$526,706	1.01%	1.01%	0.12%
Year ended 6/30/2006	52.52	0.18	2.57	2.75	(0.14)	(7.00)	(7.14)	48.13	5.13	553,660	1.04	1.04	0.35
Year ended 6/30/2005	50.54	(0.08)	9.36	9.28	—	(7.30)	(7.30)	52.52	19.49	518,365	1.06	1.06	(0.16)
Year ended 6/30/2004	34.55	(0.06)	16.90	16.84	(0.02)	(0.83)	(0.85)	50.54	49.06	324,984	1.14	1.14	(0.12)
Year ended 6/30/2003	31.83	0.05	2.72	2.77	(0.05)	—	(0.05)	34.55	8.72	136,680	1.22	1.25	0.18
Class A
Year ended 6/30/2007	48.30	(0.06)	6.44	6.38	(0.02)	(4.52)	(4.54)	50.14	14.03	120,897	1.26	1.26	(0.14)
Year ended 6/30/2006	52.74	0.06	2.58	2.64	(0.08)	(7.00)	(7.08)	48.30	4.86	184,473	1.30	1.30	0.12
Year ended 6/30/2005	50.84	(0.20)	9.40	9.20	—	(7.30)	(7.30)	52.74	19.20	232,453	1.31	1.31	(0.40)
Year ended 6/30/2004	34.81	(0.17)	17.03	16.86	—	(0.83)	(0.83)	50.84	48.70	217,833	1.39	1.39	(0.37)
Year ended 6/30/2003	32.12	(0.02)	2.76	2.74	(0.05)	—	(0.05)	34.81	8.57	111,208	1.47	1.50	(0.07)
Class C
Year ended 6/30/2007	45.83	(0.22)	6.09	5.87	—	(4.52)	(4.52)	47.18	13.65	14,683	1.60	2.01	(0.48)
Year ended 6/30/2006	50.67	(0.32)	2.48	2.16	—	(7.00)	(7.00)	45.83	4.07	20,717	2.04	2.04	(0.63)
Year ended 6/30/2005	49.45	(0.56)	9.08	8.52	—	(7.30)	(7.30)	50.67	18.30	26,792	2.06	2.06	(1.15)
Year ended 6/30/2004	34.13	(0.50)	16.65	16.15	—	(0.83)	(0.83)	49.45	47.62	25,132	2.14	2.14	(1.13)
Year ended 6/30/2003	31.71	(0.24)	2.68	2.44	(0.02)	—	(0.02)	34.13	7.66	8,676	2.22	2.25	(0.82)

	Year Ended June 30,
	2007	2006	2005	2004	2003
Portfolio turnover rate	31%	52%	49%	64%	54%

1  Commencement of operations.

2  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

3  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
All Cap Value Fund	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total Return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Investment income — net
Class I
Year ended 6/30/2007	$19.36	$0.02	$3.87	$3.89	$—	$(1.70)	$(1.70)	$21.55	20.82%	$44,410	0.98%	0.98%	0.12%
Year ended 6/30/2006	20.36	0.21	(0.26)	(0.05)	(0.27)	(0.68)	(0.95)	19.36	(0.24)	59,891	0.97	0.97	1.01
Year ended 6/30/2005	17.02	0.16	3.27	3.43	(0.03)	(0.06)	(0.09)	20.36	20.14	54,969	1.04	1.04	0.88
Year ended 6/30/2004	12.58	0.00	4.46	4.46	(0.01)	(0.01)	(0.02)	17.02	35.48	22,678	1.15	1.25	0.03
Period from 12/31/2002[1] to 6/30/2003	10.00	0.02	2.56	2.58	—	—	—	12.58	25.80	3,560	1.10[4]	5.84[4]	0.40[4]
Class A
Year ended 6/30/2007	19.40	(0.03)	3.88	3.85	—	(1.70)	(1.70)	21.55	20.56	64,743	1.23	1.23	(0.14)
Year ended 6/30/2006	20.40	0.17	(0.26)	(0.09)	(0.23)	(0.68)	(0.91)	19.40	(0.50)	92,689	1.22	1.22	0.83
Year ended 6/30/2005	17.09	0.11	3.28	3.39	(0.02)	(0.06)	(0.08)	20.40	19.84	112,898	1.29	1.29	0.61
Year ended 6/30/2004	12.62	(0.04)	4.53	4.49	(0.01)	(0.01)	(0.02)	17.09	35.56	35,438	1.40	1.50	(0.22)
Period from 12/31/2002[1] to 6/30/2003	10.00	0.02	2.60	2.62	—	—	—	12.62	26.20	—	1.10[4]	5.84[4]	0.40[4]
Class C
Year ended 6/30/2007	19.00	(0.14)	3.78	3.64	—	(1.70)	(1.70)	20.94	19.85	46,856	1.79	1.98	(0.69)
Year ended 6/30/2006	20.02	0.01	(0.25)	(0.24)	(0.10)	(0.68)	(0.78)	19.00	(1.25)	59,822	1.97	1.97	0.05
Year ended 6/30/2005	16.88	(0.02)	3.22	3.20	—	(0.06)	(0.06)	20.02	18.98	66,074	2.04	2.04	(0.14)
Period from 8/28/2003[1] to 6/30/2004	14.32	(0.14)	2.71	2.57	—	(0.01)	(0.01)	16.88	17.97	20,739	2.35[4]	2.46[4]	(0.96)[4]

	Year Ended June 30,				Period December 31, 2002[1]
	2007	2006	2005	2004	through June 30, 2003
Portfolio turnover rate	53%	73%	39%	30%	11%

1  Commencement of operations.

2  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

3  Total returns exclude the effects of sales charges. The Fund's investment advisor waived a portion of its advisory fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2007

NOTE 1.

Organization and Significant Accounting Policies. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of five series of shares. The Hotchkis and Wiley Core Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund and the Hotchkis and Wiley Small Cap Value Fund (collectively, the "H&W Funds") are diversified series and the Hotchkis and Wiley All Cap Value Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C, and Class R. The Core Value Fund, Small Cap Value Fund and All Cap Value Fund have three classes of shares: Class I, Class A, and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. The Core Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and All Cap Value Fund are closed to new investors, except as described in the prospectuses. Effective August 19, 2005, the Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Value Fund converted their Class B shares into their Class A shares. Class B shares no longer exist. Effective August 29, 2006, Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

The Funds' audited financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. New York time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from broker/dealers or pricing services. Short-term investments which mature in less than 60 days are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Federal Income Taxes: It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Income and Expense Allocation: Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. Net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually for the Large Cap Value Fund and annually for the Core Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and All Cap Value Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into an Investment Advisory Agreement for each of the Funds with Hotchkis and Wiley Capital Management, LLC (the "Advisor"), with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens — H&W, LLC, a limited liability company whose primary member is SF Holdings, Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2008.

	Core Value	Large Cap Value	Mid-Cap Value	Small Cap Value	All Cap Value
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.75%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.25%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.50%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.25%
Annual cap on expenses — Class R	Not applicable	1.55%	1.65%	Not applicable	Not applicable

1 Effective January 1, 2007, the Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Effective April 1, 2005, Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Prior to April 1, 2005, the Funds' distributor was Stephens Inc. ("Stephens"). Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

The Advisor, as Distribution Coordinator, agreed to voluntarily waive a portion of the distribution fees for each of the Funds with respect to Class C shares for the period September 1, 2006 to May 31, 2007.

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within transfer agent fees and expenses in the Statements of Operations.

As of April 1, 2005, U.S. Bancorp Fund Services, LLC, is the administrator for each Fund. Prior to April 1, 2005, the Funds' administrator was Stephens.

As permitted by Rule 10f-3 under the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Funds, under certain conditions described in the Rule, to acquire newly issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2007 were as follows:

	Core Value	Large Cap Value	Mid-Cap Value	Small Cap Value	All Cap Value
Purchases	$1,334,764,057	$2,395,896,033	$2,094,087,707	$207,898,874	$92,095,912
Sales	831,832,204	2,796,453,572	2,063,269,309	385,799,923	183,489,099

The following information is presented on an income tax basis as of June 30, 2007:

	Core Value	Large Cap Value	Mid-Cap Value	Small Cap Value	All Cap Value
Cost of investments(a)	$2,245,485,563	$5,496,137,335	$4,352,937,584	$528,923,758	$125,347,575
Gross unrealized appreciation	276,902,434	956,870,568	930,050,561	159,515,930	26,812,877
Gross unrealized depreciation	(103,280,558)	(232,111,365)	(230,567,335)	(32,520,295)	(1,700,581)
Net unrealized appreciation on investments	173,621,876	724,759,203	699,483,226	126,995,635	25,112,296
Distributable ordinary income (as of 6/30/07)	39,287,374	42,842,222	134,418,656	—	2,519,194
Distributable long-term gains (as of 6/30/07)	89,590,142	333,061,912	354,544,044	44,745,036	6,742,692
Total distributable earnings	128,877,516	375,904,134	488,962,700	44,745,036	9,261,886
Other accumulated losses	—	—	—	—	(136)
Total accumulated earnings (losses)	302,499,392	1,100,663,337	1,188,445,926	171,740,671	34,374,046

(a) Any differences between book and tax cost are due primarily to wash sales losses.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Undistributed Net Realized Gain on securities	Undistributed Net Investment Income	Paid in Capital
Core Value	$—	$—	$—
Large Cap Value	(2,031,559)	2,031,559	—
Mid-Cap Value	(278,981)	278,981	—
Small Cap Value	622,355	(9,556,260)	8,933,905
All Cap Value	389,038	(389,038)	—

The permanent differences primarily relate to the long-term capital gains character of dividend income received from REIT securities and the utilization of earnings and profits distributed to shareholders on redemptions of shares.

The tax components of distributions paid during the fiscal years ended June 30, 2007 and 2006, capital loss carryovers as of June 30, 2007, and tax basis post-October losses as of June 30, 2007, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2007				June 30, 2006
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post- October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Core Value	$10,317,533	$33,196,879	$—	$—	$2,813,372	$1,934,386
Large Cap Value	59,398,863	230,563,101	—	—	45,903,198	113,807,789
Mid-Cap Value	18,851,060	416,397,163	—	—	35,465,145	238,296,089
Small Cap Value	16,057,366	44,545,500	—	—	13,770,674	93,812,246
All Cap Value	1,051,874	12,506,624	—	—	2,516,903	8,456,218

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2007.

The Small Cap Value Fund distributed $1,689,943 of earnings and profits to shareholders on redemption of shares. The redemption amount is not included in the amounts shown above. The character of the earnings and profits distributed as redemptions are as follows:

	Ordinary Income	Long-Term Capital Gains
Small Cap Value	$458,666	$1,231,277

NOTE 4.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Shares sold		Shares issued upon reinvestment of dividends and distributions		Shares redeemed		Net increase (decrease)
	Shares	Dollar Amount	Shares	Dollar Amount	Shares	Dollar Amount	Shares	Dollar Amount
Year Ended June 30, 2007
Core Value Fund
Class I	62,917,991	$939,244,432	1,770,792	$25,694,196	(12,066,185)	$(175,332,542)	52,622,598	$789,606,086
Class A	8,097,698	117,576,074	858,676	12,433,625	(17,429,848)	(241,687,112)	(8,473,474)	(111,677,413)
Class C	433,645	6,135,626	207,445	2,974,764	(2,805,864)	(39,433,813)	(2,164,774)	(30,323,423)
Large Cap Value Fund
Class I	23,946,480	608,011,064	4,647,162	116,517,177	(18,799,997)	(476,774,002)	9,793,645	247,754,239
Class A	22,323,575	565,954,627	5,366,709	134,426,367	(39,114,310)	(980,975,663)	(11,424,026)	(280,594,669)
Class C	664,965	16,638,745	715,585	17,901,846	(5,343,562)	(130,918,883)	(3,963,012)	(96,378,292)
Class R	1,009,409	25,517,130	169,798	4,303,628	(834,787)	(21,359,148)	344,420	8,461,610
Mid-Cap Value Fund
Class I	23,698,208	733,839,923	9,832,454	294,481,988	(17,854,797)	(547,394,557)	15,675,865	480,927,354
Class A	5,849,398	180,229,618	3,441,932	102,432,403	(10,920,812)	(332,455,231)	(1,629,482)	(49,793,210)
Class C	261,185	7,676,755	777,590	22,246,843	(1,596,612)	(46,618,392)	(557,837)	(16,694,794)
Class R	250,279	7,755,980	78,035	2,344,158	(254,156)	(7,855,735)	74,158	2,244,403
Small Cap Value Fund
Class I	2,412,047	114,141,991	1,020,657	46,817,547	(4,401,577)	(208,944,803)	(968,873)	(47,985,265)
Class A	239,437	11,405,235	230,978	10,636,541	(1,878,412)	(88,896,469)	(1,407,997)	(66,854,693)
Class C	7,521	341,297	30,536	1,326,479	(178,867)	(8,011,601)	(140,810)	(6,343,825)

	Shares sold		Shares issued upon reinvestment of dividends and distributions		Shares redeemed		Net increase (decrease)
	Shares	Dollar Amount	Shares	Dollar Amount	Shares	Dollar Amount	Shares	Dollar Amount
All Cap Value Fund
Class I	80,884	$1,672,487	192,443	$3,831,536	(1,305,914)	$(27,156,261)	(1,032,587)	$(21,652,238)
Class A	80,242	1,650,418	247,869	4,940,023	(2,100,304)	(42,032,239)	(1,772,193)	(35,441,798)
Class C	59,408	1,183,085	194,014	3,769,705	(1,163,996)	(22,783,386)	(910,574)	(17,830,596)
Year Ended June 30, 2006
Core Value Fund
Class I	59,231,744	765,972,686	134,818	1,749,939	(2,784,758)	(36,168,882)	56,581,804	731,553,743
Class A	57,985,211	742,196,777	154,569	2,001,662	(7,332,846)	(95,269,869)	50,806,934	648,928,570
Class C	12,424,776	157,732,522	13,734	176,619	(844,230)	(10,859,009)	11,594,280	147,050,132
Large Cap Value Fund
Class I	52,350,606	1,243,896,224	2,103,004	49,748,988	(16,628,941)	(398,214,044)	37,824,669	895,431,168
Class A	55,532,698[1]	1,321,197,674[1]	2,699,325	63,667,674	(35,686,964)	(847,335,151)	22,545,059	537,530,197
Class B	10,305	241,549	—	—	(365,008)[1]	(8,522,037)[1]	(354,703)	(8,280,488)
Class C	2,935,927	68,830,750	220,165	5,129,048	(3,841,561)	(89,927,848)	(685,469)	(15,968,050)
Class R	2,857,275	68,361,274	37,610	893,766	(469,356)	(11,212,310)	2,425,529	58,042,730
Mid-Cap Value Fund
Class I	30,382,408	891,900,784	5,645,530	159,429,772	(15,225,703)	(444,564,052)	20,802,235	606,766,504
Class A	9,866,708[2]	288,057,859[2]	1,873,521	52,720,863	(11,735,309)	(341,132,928)	4,920	(354,206)
Class B	36,612	1,056,770	—	—	(1,785,587)[2]	(51,273,526)[2]	(1,748,975)	(50,216,756)
Class C	922,684	25,844,270	239,911	6,556,768	(1,424,409)	(40,287,596)	(261,814)	(7,886,558)
Class R	284,546	8,378,701	16,425	467,312	(224,285)	(6,565,902)	76,686	2,280,111
Small Cap Value Fund
Class I	3,907,539	201,609,438	697,962	33,907,000	(2,971,430)	(153,469,718)	1,634,071	82,046,720
Class A	822,883[3]	42,982,333[3]	393,692	19,220,058	(1,804,552)	(93,329,775)	(587,977)	(31,127,384)
Class B	11,465	616,120	—	—	(263,263)[3]	(13,961,802)[3]	(251,798)	(13,345,682)
Class C	86,299	4,179,367	18,055	839,733	(181,066)	(8,804,764)	(76,712)	(3,785,664)
All Cap Value Fund
Class I	407,172	8,341,731	132,073	2,577,971	(146,770)	(2,969,485)	392,475	7,950,217
Class A	1,211,905	24,809,433	167,351	3,276,366	(2,135,896)	(42,831,350)	(756,640)	(14,745,551)
Class C	513,526	10,352,915	56,046	1,078,502	(721,727)	(14,200,909)	(152,155)	(2,769,492)

1 Includes transfer from Class B of 330,847 shares to Class A for 327,266 shares in the amount of $7,720,216 (Note 1).

2 Includes transfer from Class B of 1,242,253 shares to Class A for 1,208,863 shares in the amount of $35,552,659 (Note 1).

3 Includes transfer from Class B of 146,168 shares to Class A for 140,169 shares in the amount of $7,688,272 (Note 1).

NOTE 5.

Investments in Affiliated Issuers.  An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the Investment Company Act of 1940. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2007, is set forth below:

Mid-Cap Value Fund
Issuer Name	Share Balance At July 1, 2006	Additions	Reductions	Share Balance At June 30, 2007	Dividend Income	Value At June 30, 2007
Conseco, Inc.*+	3,994,600	3,605,300	—	7,599,900	$—	$158,761,911
Con-way, Inc.	—	2,680,800	—	2,680,800	639,570	134,683,392
Dow Jones & Company, Inc.*	3,661,300	631,800	3,194,100	1,099,000	3,893,450	63,137,550
Flowserve Corporation*	3,843,900	273,500	1,761,200	2,356,200	771,405	168,703,920
IKON Office Solutions, Inc.	8,136,400	1,621,200	1,049,300	8,708,300	1,271,516	135,936,563
MI Developments, Inc.	3,008,300	412,000	—	3,420,300	1,639,293	124,635,732
Rent-A-Center, Inc.+	1,505,500	2,314,800	—	3,820,300	—	100,206,469
Saxon Capital, Inc.*+	2,875,900	—	2,875,900	—	—	—
Valassis Communications, Inc.+	2,456,500	—	—	2,456,500	—	42,227,235
					$8,215,234

* Issuer was not an affiliate as of June 30, 2007.

+ Non-income producing security.

Small Cap Value Fund
Issuer Name	Share Balance At July 1, 2006	Additions	Reductions	Share Balance At June 30, 2007	Dividend Income	Value At June 30, 2007
Jameson Inns, Inc.*+	2,921,017	—	2,921,017	—	$—	$—
Lodgian, Inc.+	1,691,009	135,900	253,800	1,573,109	—	23,643,828

* Issuer was not an affiliate as of June 30, 2007.

+ Non-income producing security.

All Cap Value Fund
Issuer Name	Share Balance At July 1, 2006	Additions	Reductions	Share Balance At June 30, 2007	Dividend Income	Value At June 30, 2007
Miller Industries, Inc.*+	488,198	171,200	313,600	345,798	$—	$8,679,530

* Issuer was not an affiliate as of June 30, 2007.

+ Non-income producing security.

NOTE 6.

Indemnifications. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, the Funds expect the risk of loss to be remote.

NOTE 7.

New Accounting Standards. On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" to being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the staff of the Securities and Exchange Commission ("SEC") granted a six month delay in the required implementation of FIN 48 for mutual funds. Management has completed an evaluation of FIN 48 and determined that it is not expected to have an impact on the Funds' financial statements.

In September 2006, the FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact on the Funds' financial statements has not yet been determined.

NOTE 8. (UNAUDITED)

Federal Tax Disclosure. For the year ended June 30, 2007, the following percentages of ordinary distributions paid qualifies for the dividend received deduction available to corporate shareholders: Core Value Fund — 81%, Large Cap Value Fund — 100%, Mid-Cap Value Fund — 94%, Small Cap Value Fund — 22%, All Cap Value Fund — 45%. For the fiscal year ended June 30, 2007, the following percentages of ordinary distributions paid are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Core Value Fund — 85%, Large Cap Value Fund — 100%, Mid-Cap Value Fund — 94%, Small Cap Value Fund — 29%, All Cap Value Fund — 54%. Shareholders should consult their tax advisors.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2007, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c): Core Value Fund — 4%, Large Cap Value Fund — 3%, Mid-Cap Value Fund — 4%, Small Cap Value Fund — 2%, All Cap Value Fund — 3%. For the fiscal year ended June 30, 2007, the following percentages of its ordinary income distributions paid are designated as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c): Core Value Fund — 0%, Large Cap Value Fund — 6%, Mid-Cap Value Fund — 91%, Small Cap Value Fund — 94%, All Cap Value Fund — 100%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Hotchkis and Wiley Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Hotchkis and Wiley Funds (hereafter referred to as "Funds") at June 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
August 14, 2007

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2007 – June 30, 2007).

The table on the following page illustrates the Funds' costs in two ways:

Based on actual fund return. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% return. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Period* 1/1/07 - 6/30/07	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Period* 1/1/07 - 6/30/07	Annualized Expense Ratio
Core Value Fund
Class I	$1,000.00	$1,056.10	$4.84	$1,000.00	$1,020.08	$4.76	0.95%
Class A	1,000.00	1,054.80	6.11	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	1,051.10	9.92	1,000.00	1,015.12	9.74	1.95
Large Cap Value Fund
Class I	1,000.00	1,052.60	5.04	1,000.00	1,019.89	4.96	0.99
Class A	1,000.00	1,051.60	6.31	1,000.00	1,018.65	6.21	1.24
Class C	1,000.00	1,048.20	9.60	1,000.00	1,015.42	9.44	1.89
Class R	1,000.00	1,050.00	7.57	1,000.00	1,017.41	7.45	1.49
Mid-Cap Value Fund
Class I	1,000.00	1,071.70	5.34	1,000.00	1,019.64	5.21	1.04
Class A	1,000.00	1,070.10	6.62	1,000.00	1,018.40	6.46	1.29
Class C	1,000.00	1,067.00	9.74	1,000.00	1,015.37	9.49	1.90
Class R	1,000.00	1,069.10	7.90	1,000.00	1,017.16	7.70	1.54
Small Cap Value Fund
Class I	1,000.00	1,094.10	5.04	1,000.00	1,019.98	4.86	0.97
Class A	1,000.00	1,092.60	6.33	1,000.00	1,018.74	6.11	1.22
Class C	1,000.00	1,090.10	8.65	1,000.00	1,016.51	8.35	1.67
All Cap Value Fund
Class I	1,000.00	1,082.90	4.96	1,000.00	1,020.03	4.81	0.96
Class A	1,000.00	1,082.40	6.25	1,000.00	1,018.79	6.06	1.21
Class C	1,000.00	1,078.80	9.38	1,000.00	1,015.77	9.10	1.82

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

Board Considerations In Approving Continuation Of Investment Advisory Agreements

Background and Approval Process. Hotchkis and Wiley Capital Management LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley All Cap Value Fund and the Hotchkis and Wiley Core Value Fund, respectively (each a "Fund"), pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust") that were initially approved by the Board of Trustees at the inception of each Fund. The Advisory Agreements are for two-year terms and continue thereafter if approved annually by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held on May 16, 2007.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to (i) the nature, extent and quality of services provided by the Advisor, including compliance with legal requirements, (ii) short-term and long-term performance of Class A shares of each Fund relative to appropriate peer groups selected by an independent third party, its Lipper fund category and market indices, (iii) the costs of the services provided and the Advisor's profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of Class A shares of each Fund as compared with the expense ratios of its peer group and Lipper fund category and (vi) any benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their request. The information provided in response to this specific request supplemented information received by the Board throughout the year, both in writing and in meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also reviewed and discussed with independent legal counsel prior to the meeting a legal memorandum discussing, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts.

Three weeks prior to the Board meeting, the Independent Trustees held a conference call with their independent legal counsel to review the materials provided by the Advisor and an independent third party, and consequently supplemented their information request with additional questions for the Advisor. At the Board meeting, representatives of the Advisor made a presentation to the Trustees and responded to their questions. After the presentation and after reviewing the written materials provided by the Advisor and the independent third party, the Independent Trustees met privately with their independent legal counsel to consider the renewal of the Advisory Agreements. The Trustees considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Trustees considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Trustees noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Trustees believe that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Trustees considered, in particular, whether each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders. The Trustees concluded that each Fund is managed consistent with its investment objective and policies.

The Trustees reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Trustees also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Trustees considered the depth and quality of the Advisor's investment process and stock-picking expertise, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Trustees considered the portfolio managers' investments in the Funds. The Trustees reviewed the Advisor's compliance program and commitment to a rigorous compliance effort and the resultant compliance by the Funds with legal requirements. The Trustees also considered the Advisor's ongoing improvements to its business, including the addition of key personnel and continuing investments in technology.

The Trustees also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as officers and other personnel provided that are necessary for Fund operations. The Trustees particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds, and that the Advisor had increased its compliance staff in response to a more challenging regulatory environment. The Trustees noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and oversees and manages the other Fund service providers. The Trustees further noted that the Advisor was providing increased resources to servicing intermediaries while the Funds are generally closed to new investors.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under the Advisory Agreement were of a high level and were very satisfactory.

Investment Performance of the Funds and the Advisor. The Trustees reviewed data on the short-term and long-term performance of the Funds in connection with each quarterly Board meeting. For the May 16, 2007 contract review meeting, the Trustees had also received — in mid-April — and reviewed a report prepared by the Trust's administrator based on information compiled from Lipper Inc., an independent provider of data to mutual fund boards (the "Report"), that compared the performance of Class A shares of each Fund to that of a small group of comparable funds that are similar in terms of investment classification, asset size, number of holdings, load type, primary distribution channel and expense structure ("Peer Funds"), and to the most comparable Lipper universe and Lipper index, for several time periods. This data was as of December 31, 2006, and performance information through March 2007 was provided as well.

The Board considered that:

•  the Large Cap Value Fund annual returns for the 3-, 5- and 10-year periods covered in the Report out-performed its Peer Funds (and for the 5- and 10-year periods had the highest annual returns of its Peer Funds) and also out-performed the median for all equity income funds and was in the first quartile in the Lipper universe, while for the 1-year period the Fund's performance was slightly below the median and in the fourth quartile of the Lipper universe; the Large Cap Value Fund also significantly out-performed the Lipper Equity Income index for each period other than the 1-year period,

•  the Mid-Cap Value Fund annual returns were near the median of its Peer Funds for the 1- and 3-year periods covered in the Report and its annual return was the highest of its Peer Funds for the 5-year period; the Fund ranked in the second quartile of all mid-cap value funds in the Lipper universe for the 1-year period and in the first quartile for the 3- and 5-year periods; the Mid-Cap Value Fund also out-performed the Lipper Mid-Cap Value index for each period covered in the Report,

•  the Small Cap Value Fund had the highest annual returns of its Peer Funds for the 5- and 10-year periods covered in the Report, performed at the median for the 3-year period and significantly under-performed for the 1-year period; the Fund ranked in the fourth quartile of all small cap value funds in the Lipper universe for the 1-year period, the third quartile for the 3-year period, and the first quartile for the 5- and 10-year periods; the Small Cap Value Fund also significantly out-performed the Lipper Small Cap Value index for the 5- and 10-year periods, performed near the index for the 3-year period, and significantly under-performed the index for the 1-year period,

•  the All Cap Value Fund under-performed its Peer Funds median and the median of all multi-cap value funds in the Lipper universe for the 1-, 2- and 3-year periods covered in the Report, with fourth quartile performance for each such period; the All Cap Value Fund under-performed the Lipper Multi-Cap Value index for the 1-, 2- and 3-year periods, and

•  the Core Value Fund under-performed its Peer Funds median for the 1-year period but out-performed the median for the 6-month and 2-year periods covered in the Report (the Fund's inception date was August 30, 2004); the Fund ranked in the first quartile of all multi-cap value funds in the Lipper universe for the 6-month period, in the fourth quartile for the 1-year period, and in the second quartile for the 2-year period; the Core Value Fund out-performed the Lipper Multi-Cap Value index for the 6-month and 2-year periods, and under-performed the index for the 1-year period.

The Trustees reviewed the Funds' recent under-performance and considered the Advisor's explanation of recent performance and plans to address the under-performance issues. The Trustees concluded that the long-term performance of each Fund was very good, that the recent under-performance was being responsibly addressed by the Advisor, and that each Fund's performance was consistent with its investment objective and investment style.

Fees, Expenses and Profitability. The Trustees reviewed information provided by the Advisor and data contained in the Report regarding the Funds' advisory fees and expense ratios, including information regarding any expense caps for the Funds. The Trustees reviewed the Report showing how the Funds' advisory fees and expense ratios compared to those of their Peer Funds as well as competitive universes of funds. The Trustees also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Trustees considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Trustees noted that even though the Funds require more services and have higher costs, and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to each Fund are lower than the Advisor's current standard fee schedules for its separate account clients.

The Trustees considered the breakpoints that were added to the advisory fee schedules for the Large Cap Value Fund, Mid-Cap Value Fund and Core Value Fund effective January 1, 2007, noting that this schedule had reduced the advisory fee rate for both the Large Cap Value Fund and the Mid-Cap Value Fund for the first quarter of 2007.

With respect to the advisory fee and expense ratios for the Large Cap Value Fund, the Trustees noted that the Report showed them to be generally among the higher fees within its Peer Funds and among equity income funds within the Lipper universe, but the Trustees again noted that the Advisor had recently agreed to add breakpoints to the Fund's fee schedule, which had reduced the advisory fee rate for the first quarter of 2007. With respect to the advisory fee and expense ratios for the Mid-Cap Value Fund, the Trustees noted that the Report showed the advisory fee generally to be among the higher fees within the Fund's Peer Funds and among mid-cap value funds within the Lipper universe, but the Trustees noted that the Advisor had recently agreed to add breakpoints to the Fund's fee schedule, which had reduced the advisory fee rate for the first quarter of 2007. With respect to the advisory fee and expense ratios for the Small Cap Value Fund, the Trustees noted that the Report showed them generally to be in the mid-range among both the Fund's Peer Funds and among small cap value funds within the Lipper universe. With respect to the advisory fee and expense ratios for the All Cap Value Fund, the Trustees noted that the Report showed them generally to be in the mid-range among both the Fund's Peer Funds and among the multi-cap value funds within the Lipper universe. With respect to the advisory fee and expense ratios for the Core Value Fund, the Trustees noted that the Report showed them to be in the mid-range among both the Fund's Peer Funds and the multi-cap value funds within the Lipper universe. The Trustees noted the quality of the Advisor's investment process and very good historical performance of the Funds and, based on their review, the Trustees concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Trustees reviewed information concerning profitability to the Advisor under the Advisory Agreements, including information regarding the methodology for allocating expenses. The Trustees reviewed data regarding the Advisor's variable expenses, fixed expenses and anticipated material variances expected in 2007. The Trustees considered that the Advisor had formerly absorbed costs above expense caps for the Funds (and has agreed to continue to do so, although expense ratios currently are below the expense cap for each Fund) for which it would not be reimbursed, and also that the Advisor had agreed to a one-time voluntary waiver of Class C distribution payments in excess of $1.4 million for the period September 2006 to May 2007. The Trustees concluded that the Advisor's allocation methods appeared reasonable. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Trustees noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that the Advisor has voluntarily limited growth of assets by closing the Funds to new investors and by not taking on new separate account clients in these strategies. The Trustees noted that these actions were financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Trustees concluded that the level of profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees noted that the Advisor had determined to close each Fund to new investors (with limited exceptions), as well as cease accepting new separate accounts in four of the five investment styles, to enable the Advisor to maintain investment flexibility, and that this decision limited the Advisor's revenue. The Trustees also considered information regarding the investment, compliance and client service personnel who have been hired and the increase in technology spending. The Trustees noted increased costs planned by the Advisor in 2007 that will benefit Fund shareholders. They were advised that these represent the reinvestment of savings from economies of scale generated by the Advisor's operations.

The Trustees recognized the position taken by the Advisor that, to the extent economies of scale were occurring, current levels of advisory fees reflect these economies of scale in light of the limited profit potential due to maintaining limits on the Funds' size as well as the costs associated with the high quality, in-depth research that the Advisor provides. The Trustees took cognizance of the Advisor's position that its decision to close the Funds when they reach an appropriate size (and limit new separate accounts) was beneficial to shareholders and represented a form of sharing of economies of scale.

Having taken these factors into account, the Trustees concluded that the Funds' shareholders share in reduced costs experienced by the Advisor through the additional services, investment in talented employees and capital improvements provided by the Advisor. The Trustees also noted the Advisor's agreement to add breakpoints to three of the Funds' fee schedules, effective January 1, 2007.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Trustees considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that, while the Advisor does not use the Funds' commissions to pay for third party research, the Advisor does receive proprietary research from brokers that execute Fund trades. The Trustees noted that the proprietary research received was "bundled" with the commission cost and that, while the Advisor's profitability might be somewhat lower were it to have to pay for this research with hard dollars, the bundled research services provide valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor's other clients). The Trustees also noted that the commissions paid by the Funds are generally quite low.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Trustees concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Agreement is in the best interests of each Fund.

Results of Shareholder Meetings (Unaudited)

On May 18, 2007, the Trust held a Special Meeting of Shareholders to elect trustees to the Board. Shareholders of record on March 5, 2007 were entitled to vote on the proposal. Each nominee was elected by the shareholders.

A second Special Meeting of Shareholders was held on May 18, 2007 to approve a change in the Funds' fundamental investment restriction to permit securities lending. Shareholders of record on March 5, 2007 were entitled to vote on the proposal. The Special Meeting was adjourned until June 15, 2007, at which time the proposal was approved by shareholders of the Hotchkis and Wiley Core Value Fund and Hotchkis and Wiley All Cap Value Fund. The meeting was further adjourned until July 13, 2007, for the Hotchkis and Wiley Large Cap Value Fund, Hotchkis and Wiley Mid-Cap Value Fund and Hotchkis and Wiley Small Cap Value Fund, at which time the proposal was approved by the shareholders.

The following votes were recorded during the respective meetings:

(1) To elect each nominee as a Trustee of the Trust

	Shares Voted For	Shares Withheld	Shares Abstained
Randall H. Breitenbach	407,968,185	3,715,178	685,157
Robert L. Burch, III	407,946,107	3,737,256	685,157
George H. Davis, Jr.	408,025,256	3,658,108	685,157
Alejandra C. Edwards, Ph.D.	407,680,126	4,003,238	685,157
Marcy Elkind, Ph.D.	408,100,974	3,582,390	685,157
Robert Fitzgerald	407,910,112	3,773,252	685,157
John A. G. Gavin	407,817,412	3,865,951	685,157
Donald G. Morrison, Ph.D.	407,649,620	4,033,744	685,157

(2) To approve an amendment to the Funds' fundamental investment restriction to allow securities lending

	Shares Voted For	Shares Voted Against	Shares Abstained
Hotchkis and Wiley Core Value Fund	60,091,040	3,044,347	4,735,962
Hotchkis and Wiley All Cap Value Fund	3,469,484	215,877	426,778
Hotchkis and Wiley Large Cap Value Fund	114,613,418	5,914,714	3,289,748
Hotchkis and Wiley Mid-Cap Value Fund	70,391,008	4,393,559	5,435,726
Hotchkis and Wiley Small Cap Value Fund	8,766,502	351,086	715,667

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Public Directorships
Randall H. Breitenbach (born 1960)	Trustee	Since 2001	Co-Founder, Director and CEO, BreitBurn Energy Partners, L.P. (1988 — present); Chairman, Finance Committee, Stanford University PIC Endowment (1999 — present).	Five	BreitBurn Energy Partners, L.P.

Robert L. Burch III (born 1934)	Trustee	Since 2001	Managing Partner, A.W. Jones Co. (investments) (1984 — present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 — 2004).	Five	None

Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Associate Chair Economics (2001 — present); Graduate Advisor Economics (2000 — present); Professor of Economics (1994 — present).	Five	None

Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Five	None

Robert Fitzgerald (born 1952)	Trustee	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Five	None

John A.G. Gavin (born 1931)	Trustee	Since 2001	Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — present); Chairman, Gamma Holdings (international capital and consulting) (1968 — present); Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (1994 — 2001); U.S. Ambassador to Mexico (1981 — 1986).	Five	Causeway Capital Management Trust; Claxson S.A.; TCW Galileo Funds

Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Five	None

*  Each Trustee serves until his or her successor is elected and qualified, until he or she retires in accordance with the Trust's retirement policy, or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Public Directorships
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Five	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified, until he retires in accordance with the Trust's retirement policy, or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present); Chief Compliance Officer of the Advisor (2001 — 2007).

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Director of Mutual Fund Operations of the Advisor (2006 — present); Client Relations Manager of Boston Financial Data Services (1991 — 2006).

James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present); Controller of Metropolitan West Asset Management, LLC (1998 — 2006); Chief Financial Officer of MWAM Distributors, LLC (2004 — 2006).

Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present); Director of Compliance of the Advisor (2006 — 2007); Vice President — Compliance of First Pacific Advisors, Inc. (2004 — 2006); Vice President — Internal Audit of Countrywide Financial Corporation (2003 — 2004); Director of Compliance of Wilshire Associates Incorporated (2001 — 2003).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

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ADVISOR

Hotchkis and Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

This report is for the information of shareholders of the Hotchkis and Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis and Wiley Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090). The Forms N-Q are also available on our website at http://www.hwcm.com under the "Download Center".

HOTCHKIS AND WILEY FUNDS

725 SOUTH FIGUEROA STREET, 39th Floor

LOS ANGELES, CALIFORNIA 90017-5439

www.hwcm.com

1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0607-0807

JUNE 30, 2007

ANNUAL REPORT

Item 2 –

Code of Ethics: The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-796-5606.

Item 3 –	Audit Committee Financial Expert

The registrant’s Board has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations  or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition

Item 4 –	Principal Accountant Fees and Services

Fees billed by the registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:

	(a)	Audit Fees
Fiscal year ended June 30, 2007 – $100,700
Fiscal year ended June 30, 2006 – $95,000

	(b)	Audit-Related Fees
Fiscal year ended June 30, 2007 – $0
Fiscal year ended June 30, 2006 – $0

	(c)	Tax Fees
Fiscal year ended June 30, 2007 – $28,750
Fiscal year ended June 30, 2006 – $27,250

The nature of the services include tax compliance, tax advice and tax planning.

	(d)	All Other Fees
Fiscal year ended June 30, 2007 – $0
Fiscal year ended June 30, 2006 – $0

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the  operations  and financial  reporting of the registrant and were subject to the pre-approval policies described below):

(b)	Audit-Related Fees
Fiscal year ended June 30, 2007 – $0
Fiscal year ended June 30, 2006 – $0

(c)	Tax Fees
Fiscal year ended June 30, 2007 – $0
Fiscal year ended June 30, 2006 – $0

(d)	All Other Fees
Fiscal year ended June 30, 2007 – $0
Fiscal year ended June 30, 2006 – $0

(e) (1) The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. The Committee shall pre-approve any engagement of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.   The Chairman of the Audit Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  All such delegated pre- approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)

(b) Audit-Related Fees
Fiscal year ended June 30, 2007 – 0%
Fiscal year ended June 30, 2006 – 0%

(c) Tax Fees
Fiscal year ended June 30, 2007 – 0%
Fiscal year ended June 30, 2006 – 0%

(d) All Other Fees
Fiscal year ended June 30, 2007 – 0%
Fiscal year ended June 30, 2006 – 0%

(f)	Not Applicable

(g)
Fiscal year ended June 30, 2007 - $120,300
Fiscal year ended June 30, 2006 — $177,000

(h)   The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

Not applicable

Item 6 –	Schedule of Investments –

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers- Not applicable

Item 10 –	Submission of Matters to a Vote of Security Holders

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the Funds’ Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 S. Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11 –	Controls and Procedures

(a)

The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 (the “Act”)have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Act), that such controls and procedures are effective, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year which has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1) – Code of Ethics: Available without charge upon request by calling toll-free 1-800-796-5606.

(a)(2) – Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2005. Attached hereto.

(a)(3) – Not applicable

(b)           – Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hotchkis and Wiley Funds

By:	/s/ Anna Marie Lopez
Anna Marie Lopez
President of Hotchkis and Wiley Funds

Date: August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Hotchkis and Wiley Funds

By:	/s/ Anna Marie Lopez
Anna Marie Lopez
President of Hotchkis and Wiley Funds

Date: August 27, 2007

By:	/s/ James Menvielle
James Menvielle
Treasurer of Hotchkis and Wiley Funds

Date: August 27, 2007

EXHIBIT INDEX

(a)(2)           Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)               Certification of Principal Executive Officer and Principal Financial Officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.